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Exhibit 10.40

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 4

DISTRIBUTION & INVENTORY MANAGEMENT

SERVICES AGREEMENT

This AMENDMENT NO. 4 dated as of January 1, 2009 (the "Amendment"), by and between Cardinal Health* with its principal place of business located at 7000 Cardinal Place, Dublin, OH 43017 (Cardinal Health"), and Prometheus Laboratories Inc. ("Prometheus"), amends the Distribution & Inventory Management Services Agreement ("DSA"), dated as of June 1st, 2004 by and between Cardinal Health and Prometheus, as follows (unless otherwise defined herein, all capitalized terms shall have the meaning ascribed to them in the Agreement):

1.    References to "Cardinal Health, Inc." and "Cardinal Health, Inc.*" in the DSA shall be stricken and replaced with "Cardinal Health*".

2.    The designation of "Borschow Hospital & Medical Supplies, Inc." to the DSA shall be ratified.

3.    Article 1, section 1.1shall be stricken in its entirety and replaced with the following:

    1.1.    "Aggregate Inventory" means, at any given time, the total of Products in units that Cardinal Health has on hand at all of its storage and/or distribution facilities and that Cardinal Health has on order (excluding all cross-dock then on order and drop-ship Product (Brokerage)).

4.    Article 1, section 1.4 shall be stricken in its entirety and replaced with the following:

    1.4    "Average Weekly Movement" means, at any given time, the total quantity of Products in units, by National Drug Code (NDC) number, sold by Cardinal Health to Customers less Cardinal Direct Returns over the immediately preceding [***] weeks divided by [***].

5.    Article 1, section 1.13 shall be stricken in its entirety and replaced with the following:

    1.13    "Cardinal Direct Returns" means all Product returns that are sent back to Prometheus or its designee by Cardinal Health only. Such returns specifically exclude any morgue Product returns, returns relating to new Product launches, and returns that originate from a Customer.

6.    The first sentence in Article 3, Section 3.1 shall be stricken in its entirety and replaced with the following:

"Term and Termination. This Agreement shall remain in full force and effect through December 31, 2011 ("Initial Term")".

7.    Exhibit C shall be stricken in its entirety and replaced with the following:

[***]. Prometheus shall pay such fees no later than thirty (30) days after the end of each Calendar Quarter. All such fees will be paid to Cardinal Health in the form of a credit memo or check as determined by Prometheus. For purposes of this Agreement, a ("Calendar Quarter") shall mean the following calendar periods: January 1—March 31, April 1—June 30, July 1—September 30, and October 1—December 31. Cardinal Health shall not be entitled to any fees or payments whatsoever in consideration for the services hereunder except for those expressly set forth in this Agreement.

[***].

Example:

[***]

8.    This Amendment shall be effective on and after January 1, 2009 (the "Effective Date"). To the extent there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment will control but solely as to the subject matter herein. Capitalized terms not otherwise defined herein shall have the same meaning given those terms in the Agreement, it being the intent of the parties that the Agreement and this Amendment will be applied and construed as a single instrument. The Agreement, as modified by this Amendment and its exhibits, constitutes the entire agreement between Cardinal Health and Prometheus regarding the subject matter of this Amendment and supersedes all prior or contemporaneous writings and understandings between the parties regarding the same.

9.    This Amendment may by executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which together shall constitute one and the same document. Signatures to this Amendment transmitted by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

Agreed to and accepted by:

PROMETHEUS LABORATORIES INC.		CARDINAL HEALTH INC.
/s/ JOSEPH M. LIMBER		/s/ JEFFREY D. FOREMAN
Name:	Joseph M. Limber	Name:	Jeffrey D. Foreman
Title:	President and Chief Executive Officer	Title:	VP Strategic Purchasing

*
"Cardinal Health" means the following affiliated operating companies: Cardinal Health 3, LLC; Cardinal Health 104 LP; Cardinal Health 107, Inc.; Cardinal Health 110, Inc.; Cardinal Health 112, LLC; Cardinal Health 113, LLC; Cardinal Health 411, Inc.; Borschow Hospital & Medical Supplies, Inc.; and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI.

***
Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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  Exhibit 10.40
AMENDMENT NO. 4 DISTRIBUTION & INVENTORY MANAGEMENT SERVICES AGREEMENT